LEASE

         THIS LEASE, made this 18th day of August, 1997, by and between CORPORATE CENTER, L.L.C., a Missouri limited liability company, hereinafter referred to as "Landlord", and SHEFFIELD PHARMACEUTICALS, INC., a Delaware corporation, hereinafter referred to as "Tenant".

WITNESSETH:

         1. LEASED PREMISES. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, the Landlord demises and leases to Tenant and Tenant rents from Landlord that certain space containing 4,521 square feet and known and numbered as Suite 270, more fully described on Exhibit A, attached hereto and made a part hereof (the "Leased Premises"), situated in the 40 Corporate Center building (the "Building") on that tract of land in the County of St. Louis, Missouri, the legal description of which is attached hereto as Exhibit B and incorporated herein by reference.

         2. COMMENCEMENT AND ENDING DATE OF TERM. The term of this Lease shall be for a period of sixty (60) calendar months and shall commence on the 15th day of September, 1997 (the "Commencement Date"), and shall end on the 14th day of September, 2002 (the "Termination Date"), both inclusive; provided, however, that if Tenant, with Landlord's consent, occupies the Leased Premises at any time prior to the stated Commencement Date (other than for the purpose of installation of its fixtures, equipment and furniture), then during such pre-term period, Tenant shall pay rent as herein established on a prorate basis and such occupancy shall be under all of the terms and conditions of this Lease, but such pre-term occupancy shall not affect the lease term as herein otherwise established. If Landlord is unable to give possession of the Leased Premises on the Commencement Date, Landlord shall not be liable for failure to so give possession and the validity of this Lease shall not be impaired thereby, nor shall the term of this Lease be shortened, but the Commencement Date shall be delayed until the date Landlord shall give possession of the Leased Premises to Tenant and the Termination Date shall be extended accordingly and the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until Landlord shall give possession of the Leased Premises to Tenant. If the Commencement Date is delayed beyond November 1, 1997, Tenant shall have the right to terminate this Lease by written notice to Landlord. In the event either the Commencement Date and Termination Date have been determined as aforesaid, upon demand of either party, the parties hereto agree to execute a written declaration expressing the specific Commencement Date and Termination Date.

         2B. TERMINATION BY TENANT. Provided that this Lease is in full force and effect' Tenant is in possession of the Demised Premises, and Tenant is not in default under this Lease, Tenant shall have the option to terminate this Lease effective December 31, 2000 (the "Early Termination Date"). The option may be exercised only by giving written notice of exercise to Landlord at least one hundred twenty (120) days prior to the Early Termination Date. On the Early Termination Date Tenant shall pay to Landlord the unamortized portion of Landlord's original cost of Building Standard Improvements as set forth on Exhibit C [amortized over the sixty (60) month term of this Lease] and the unamortized portion of the commission paid by Landlord pursuant to Section 24 of this Lease [amortized over the sixty (60) month term of this

Lease]. After completion of construction of the Building Standard Improvements, Landlord shall deliver to Tenant a statement certifying the cost thereof along with supporting documentation.

         3. CONSTRUCTION OF IMPROVEMENTS. Landlord shall, prior to the Commencement Date, at its sole cost and expense, cause the construction of the Building Standard Improvements as set forth on Exhibit C attached hereto and incorporated herein by reference.

         4.       RENTAL.

         (a) Base Rent - Tenant agrees to pay to Landlord at the office of Landlord or at such other place designated by Landlord, without prior notice or demand therefor and without abatement or set-off whatsoever, as annual Base Rent ("Base Rent") the sum of One Hundred Eight Thousand Five Hundred Four Dollars ($108,504.00) in twelve (12) equal monthly installments of Nine Thousand Forty-Two Dollars ($9,042.00) each in advance, commencing on the Commencement Date and on the first day of each month thereafter; the sum of One Hundred Thirteen Thousand Twenty-Five Dollars ($113,025.00) in twelve (12) equal monthly installments of Nine Thousand Four Hundred Eighteen Dollars and Seventy-Five Cents ($9,418.75) each in advance, on the first day of each month commencing September 1, 1999 through August 31, 2001; and the sum of One Hundred Seventeen Thousand Five Hundred Forty-Six Dollars ($117,546.00) in twelve (12) equal monthly installments of Nine Thousand Seven Hundred Ninety-Five Dollars and Fifty Cents ($9,795.50) each in advance, on the first day of each month commencing September 1, 2001 through August 31, 2002. If the Term shall commence upon a day other than the first day of a calendar month or if the Term shall terminate upon a day other than the last day of a calendar month, then the monthly rent for such partial month shall be prorated on a per diem basis.

         (b) Additional Rent - For the purposes of this Section 3(b), the following terms shall have the definitions set out after such term:

         ADDITIONAL RENT shall mean additional payments due to the Landlord from the Tenant under this Section 4(b) as a result of increases in Taxes and Operating Expenses.

         BASE AMOUNT shall mean the combined total of Taxes and Operating Expenses incurred in the Calendar Year 1997.

         BUILDING COMMON AREAS shall mean all entrances, lobbies, corridors, stairways, elevators, restrooms, and other facilities of the Building to be used in common by two or more tenants.

         CALENDAR YEAR shall mean each calendar year in which any part of the term of this Lease falls, through and including the year in which the term expires.

         COMMON AREAS shall mean the Building Common Areas and the Exterior Common Areas.

         CURRENT YEAR shall mean the calendar year for which an adjustment to Base Rent is to be made on account of increases in Taxes and Operating Expenses.

         EXTERIOR COMMON AREAS "Exterior Common Areas" (as initially constructed or as the same may at any time thereafter be enlarged or reduced) shall mean all areas, space, facilities, equipment, signs and special services (other than Building Common Areas), made available by Landlord for the common and joint use and benefit of Landlord, the Tenant and other tenants and occupants of the Building, and their respective employees, agents, subtenants, concessionaires, licensees, customers, and other invitees. They may include the sidewalks, parking areas, access roads, driveways, curbs, landscaped areas, courts, and ramps, not contained within any area exclusively appropriated for the use of any occupant.

         LEASE YEAR shall mean the twelve (12) consecutive months beginning with the first full month of the term hereof as determined by Section 1 hereof, and each consecutive twelve (12) month period thereafter.

         OPERATING EXPENSES "Operating Expenses" shall mean total reasonable costs and expenses incurred in operating, maintaining, and repairing the Building and Common Areas, including, without limitation, the cost of all materials, supplies and services purchased or hired therefor; the cost and expense of landscaping, gardening and planting; general maintenance and repair (exclusive of expense of alteration of premises for the accommodation of specific tenant or tenants), cleaning, sweeping and janitorial services; security services (including personnel and equipment); painting and decoration (exclusive of such costs for the accommodation of a specific tenant or tenants); paving; sanitary control; removal of snow, trash, garbage and other refuse; the cost of heating, ventilation, air conditioning (other than electricity and gas paid directly by Tenant or any other tenant), lighting, fire protection, water and sewage charges; building management fees; legal and accounting fees; reasonable expenses of Landlord in attempting to reduce or limit real estate and/or personal property taxes (any refunds to be credited against taxes in the year received); capital expenses which reduce any component cost of Operating Expenses (such cost to be reasonably amortized over the useful life of the capital improvement by Landlord and Operating Expenses to include only the cost so amortized by Landlord during the calendar year for which such computation is made); capital improvements to the extent necessary to comply with applicable governmental rules and regulations; the cost and all insurance carried by Landlord covering the Building and Common Areas, including, without limitation, public liability, personal and bodily injury and property damage liability and automobile coverage, fire and extended broad form coverage including vandalism and malicious mischief, operation of loudspeakers and any other equipment supplying music; maintenance, repair and replacement of utility systems, including water, sanitary sewer and storm water lines and other utility lines, pipes and conduits; maintenance, repair and cost of operating parking areas (including the resurfacing thereof); the cost of maintenance and service equipment owned and used for operation, maintenance and repair or the rental charges for such machinery and equipment; and the reasonable cost of all personnel (including without limitation, wages, salaries, applicable payroll taxes, worker's compensation insurance, disability insurance, and any other fringe benefits and labor union contributions) to implement all of the foregoing; and administrative costs equal to ten percent (10%) of the total of other Operating Expenses. Landlord may cause any or all of said services to be provided by an independent contractor or contractors. Landlord agrees that Operating Expenses as used herein shall be consistent with the determination of Operating Expenses for other tenants in the building.

         TAXES shall mean (i) all real estate taxes, assessments and other governmental levies and charges of every kind and nature, general and special, extraordinary and ordinary, and each and every installment thereof, which shall be levied, assessed, imposed or arise in connection with the use, occupancy or possession of the Building, or any part thereof, payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties; (ii) any taxes which shall be levied on gross rentals of the Building in lieu of any of the foregoing taxes;
(iii) any special assessments against the Building which shall be required to be paid during the calendar year in respect to which real estate taxes are being determined; and (iv) all personal property taxes, license fees, and similar government impositions and real estate taxes if separately assessed against the Common Areas or any part thereof. The "Taxes" shall not include any franchise or income taxes imposed on the Landlord.

         TENANT'S SHARE shall mean a fraction, the numerator of which is the square footage of the Leased Premises, as shown on Exhibit A hereof, and the denominator of which is the total leasable area of the Building, which Landlord and Tenant agree, for the purposes hereof, is 77,985 square feet.

         Tenant shall pay to Landlord as Additional Rent an amount equal to Tenant's Share of the amount by which the combined total of Taxes paid during each Calendar Year and Operating Expenses incurred with respect to each Calendar Year exceeds the Base Amount. If the Lease commences or terminates other than on December 31 of any year, then the determination of the Additional Rent payable for that year, or the reimbursement due to Tenant for that year shall be made at the end of such Calendar Year by prorating the total Taxes and Operating Expenses for the entire year based on the ratio of 365 days to the number of days in the term of this Lease falling within such Calendar Year. Promptly after determination by Landlord of any increases in Taxes or Operating Expenses, the Landlord shall send written itemized notice to Tenant of such increases. Within thirty (30) days after receipt of such notice by Tenant (which may be subsequent to the expiration or termination of this Lease), Tenant shall pay Tenant's Share of such increases in Taxes and Operating Expenses.

         Beginning with the thirteenth monthly payment of Base Rent and throughout the term hereof, Tenant shall pay to Landlord, as an advance installment of Additional Rent, an amount equal to one-twelfth (1/12) of the Tenant's Share of the increase in Taxes and Operating Expenses as estimated by Landlord. If the aggregate monthly advance installments of Additional Rent attributable to increases in Taxes and Operating Expenses for any Calendar Year exceed the Tenant's Share of actual increases in Taxes and Operating Expenses for that Calendar Year, then the excess shall be credited against all amounts due hereunder or paid by Tenant. If the aggregate monthly advance installments of Additional Rent attributable to increases in Taxes and Operating Expenses for any Calendar Year are less than Tenant's Share of the actual increases in Taxes and Operating Expenses for that Calendar Year, then the Tenant shall pay the difference within thirty (30) days after receipt of notice thereof from Landlord.

         5. SERVICES. As long as Tenant is not in default under any of the covenants or provisions of this Lease beyond any cure periods, Landlord shall operate, maintain and repair the Common Areas, the structural members of the Building and the equipment used to provide the services furnished by Landlord hereunder, including, without limitation, the plumbing, elevator, roof, walls, exterior glass, heating, sewage, air conditioning sufficient to provide a reasonably comfortable working environment, ventilation system, lobbies, stairs, atriums, landscaping, corridors and restrooms in good order and condition except for damage occasioned by negligent act or omission of Tenant, its employees, agents or invitees, in which event Tenant shall bear the cost of such repairs. Landlord shall also provide the following services during the hours indicated, and, if none are indicated, during reasonable and usual business hours of generally recognized business days for the term of this Lease as follows:

         (a) Electricity, elevator service, air conditioning and heat sufficient to provide a reasonably comfortable working environment shall be provided for normal purposes only, in Landlord's judgment, Monday through Friday (excluding legal holidays) from 8:00 a.m. to 6:30 p.m., and Saturday from 8:00 a.m. to 1:00 p.m. Tenant shall not use any apparatus or devise in or upon the Leased Premises which in any way may increase the amount of such services usually furnished or supplied to tenants in the Building, and, without prior written consent from Landlord, Tenant shall not connect any apparatus or device with the conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services. If Tenant uses such services under this provision to excess, Landlord reserves the right to charge Tenant for same as Additional Rent at a rate to be determined by Landlord's independent engineer or a submeter to be furnished and installed at Tenant's expense. If Tenant refuses to make such payment upon demand by Landlord, such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights hereinafter granted for such breach.

         (b) Electric power for lighting and operation of office machines, air conditioning and heating as may be required for comfortable occupancy of the Leased Premises. Electric power furnished by Landlord is intended to be consumed in normal office use for lighting, heating, ventilation, air conditioning, and small office based on a one-shift use of the Leased Premises. Landlord reserves the right, if consumption of electricity exceeds that required for normal office use as specified, or if Tenant uses the Leased Premises in excess of one shift, to include a charge for such electricity as an addition to the monthly rental with such charge to be based upon the average cost per unit of electricity for the Building applied to the excess use as determined by an independent engineer selected by the Landlord or at Landlord's option, to be determined by a submeter to be furnished at Tenant's expense. If Tenant refuses to pay upon demand of Landlord such excess charge, such refusal shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights hereinafter granted for such breach.

         (c) Water for drinking, lavatory and toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord (or by Tenant with Landlord's written consent) at locations designated by Landlord.

         (d) Public restroom supplies and exterior window washing.

         (e) Tenant shall be assigned three (3) reserved parking spaces in the parking garage at no additional cots to Tenant throughout the term of this Lease.

         (f) Janitorial services in the Leased Premises and in the Common Areas.

         (g) Landlord reserves the right to designate the Building a "smoke-free building".

         Landlord shall make reasonable efforts to provide the foregoing services, but in any event, shall not be liable for damages, nor shall the rental herein reserved be abated for failure to furnish or any delay in furnishing any of the foregoing services when there are disturbances or labor disputes of any character, or by inability to secure electricity, fuel, supplies, machinery, equipment or labor, or by the making of necessary repairs or improvements to the Leased Premises, or unavailability of utilities due to governmental restrictions, nor shall the temporary failure to furnish any of such services be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease, provided Landlord uses reasonable efforts to cure such interruption.

         Landlord reserves the right to make such changes to the Common Areas which do not materially interfere with Tenant's use of the Leased Premises and Common Areas nor materially affect Tenant's three (3) parking spaces in the parking garage, and which in its opinion are deemed to be desirable and for the best interests of all persons using said Common Areas, including the location and relocation of driveways, entrances, exits, automobile parking spaces, the direction and flow of traffic, landscaped areas, and all other facilities thereof; to construct, maintain and operate lighting and other facilities, equipment and signs on all of said Common Areas; to build multi-story parking facilities; to restrict parking by tenants and other occupants of the Building and their employees, agents, subtenants, concessionaires and licensees; to close temporarily all or any portion of the Common Areas for the purpose of making repairs or changes thereto and to discourage non-customer parking. Landlord shall operate, manage, equip, light and maintain the Common Areas (or cause the same to be done), and Landlord shall have sole right and exclusive authority to employ and discharge all personnel with respect thereto. Tenant is hereby given a license (in common with all others to whom Landlord has or may hereafter grant rights) to use, during the term of this Lease, the Common Areas as they may now or at any time during the term of this Lease exist; provided, however, that if the size, location or arrangement of such Common Areas or the type of facilities at any time forming a part thereof be changed or diminished, in accordance with the foregoing, Landlord shall not be subject to any liability therefor, nor shall Tenant be entitled to any compensation or diminution or abatement of rent therefor, nor shall such change or diminution of such areas be deemed a constructive or actual eviction.

         Landlord shall also have the right to establish, and from time to time change, alter and amend, and to enforce against the Tenant and other users of the Common Areas such reasonable rules and regulations as may be deemed necessary or advisable for the proper and efficient operation and maintenance of said Common Areas. The rules and regulations herein provided may include, without limitation, the hours during which the Common Areas shall be open for use. The rights of the Tenant hereunder in and to the areas in this Article referred to shall at all times be subject to the rights of the Landlord and the other tenants of the Landlord to use the same in common with the Tenant, and it shall be the-duty of the Tenant to keep all of said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of said areas only for normal ingress and egress by the said customers, patrons and service-suppliers to and from the Building and other tenants of the Landlord.

         6. DESTRUCTION. If the Leased Premises or the public areas of the Building shall be damaged by fire or other casualty, Landlord shall proceed with reasonable diligence to repair such damage; but Landlord shall not be required to repair or replace any of Tenant's improvements or removable property whether or not installed by Tenant. If the Leased Premises, or any part thereof, shall be rendered unquestionably untenantable for a period of at least one hundred twenty (120) days by reason of such damage, the rent for that portion of the Leased Premises which shall have been so rendered unquestionably untenantable, shall be abated for the period of the untenantability. Landlord shall not be liable for any inconvenience or injury or damage to Tenant's business resulting in any way for such damage by fire or other casualty, or the repair thereof, or for any reasonable delay which may arise by reason of adjustments of insurance claims, labor disputes, unavailability of materials, and other causes beyond Landlord's reasonable control unless caused by Landlord's gross negligence or willful act. If the Building shall be so damaged that demolition or substantial alterations or reconstruction thereof shall in Landlord s opinion be advisable (whether or not the Leased Premises shall have been so damaged), Landlord shall have the option to terminate this Lease by written notice given to Tenant within ninety (90) days following the date of such damage. Landlord shall, within sixty (60) days following the date of such damage, furnish Tenant with an estimate of the time required to repair such damage (which estimate, however, shall not Institute an undertaking on the part of the Landlord to complete required repairs within the estimated period of time). If the time estimated by Landlord for the repair thereof exceeds six (6) months from the date of such damage, either Landlord or Tenant may terminate this Lease upon written notice given to the other party within thirty (30) days after Landlord notifies Tenant of the estimated time for repair.

         Upon any termination of this Lease under the provisions of this Section, the parties shall be released thereby without further obligation to the other party coincident with the surrender of possession of the Leased Premises to the Landlord, except for items which have theretofore accrued arm be then unpaid, and except when the damage or destruction is caused by Tenant.

         Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a first mortgage or deed of trust covering the Building in which the Leased Premises are located requires that casualty insurance proceeds be applied first to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering Written notice of termination to Tenant, whereupon all rights and obligations hereunder shall cease and determine.

         7. USE AND OPERATION OF BUSINESS BY TENANT. Tenant shall use the Leased Premises solely as a business office. In no event shall the Leased Premises be used or occupied by Tenant in any manner contrary to law or zoning regulations, if any.

         Tenant shall, except as herein otherwise provided, from and after the commencement of the term of this Lease comply with all ordinances, laws and regulations of all governmental authorities having jurisdiction, including without limitation, all environmental laws, rules and regulations' and apply for, secure, maintain, and comply with all licenses or permits which may be required for the conduct by Tenant of the business herein permitted to be conducted in the Leased Premises and to pay, if, as and when due all license and permit fees and charges of a similar nature in connection therewith.

         The parties acknowledge that the Americans with Disabilities Act of 1990 (42 U.S.C. Section101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establishes requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Leased Premises in the building. The parties hereby agree that (a) Landlord shall be responsible for ADA Title III compliance in the common areas and in the Leased Premises to the extent any structural alterations are required or result in permanent changes to the leasehold premises or to the extent as would be necessary on the Commencement Date for the Leased Premises to Imply with ADA Title III and (b) Tenant shall be responsible for ADA Title III compliance with respect to Tenant's use of the Leased Premises and for personal property in the Leased Premises. Tenant shall be solely responsible for compliance under Title I of the ADA relating to Tenants employees.

         Tenant shall not permit the Leased Premises, or any part thereof, to be used in any manner which constitutes a nuisance or which may injure the reputation, character, or appearance of the Building, or which may disturb, inconvenience or cause complaints by occupants thereof. Tenant shall not use or permit the Leased Premises to be used, or commit or permit to be committed any act in or about the Leased Premises which is illegal, unlawful or which will increase the existing rate of insurance or cause cancellation of insurance on the Building and/or the Leased Premises.

         8. ALTERATIONS AND REPAIRS. Tenant may, at its own expense, from time to time during the term of this Lease, make alterations, additions, changes and improvements in and to the interior of the Leased Premises (except those of a structural nature), but only with Landlord's prior written consent which Landlord shall not unreasonably withhold, delay or condition on the payment of money. Landlord reserves the right to designate all sources of all services used in the common areas of the Building, to designate all sources of all services relating to moving in or out of the Building, repair and maintenance of the Leased Premises, or any construction, alterations or improvements made therein. Any alteration, addition, change or improvement made by Tenant after such consent shall have been obtained, and any fixtures installed by Tenant (including wall-to-wall carpeting and wall paneling), shall become the property of Landlord upon the expiration or other sooner termination of this Lease, and Tenant shall reimburse Landlord for additional taxes and cleaning or maintenance expenses, if any, resulting from any such items. All such work shall be done in a good and workmanlike manner, in accordance with all applicable laws and building regulations and shall be diligently prosecuted so that the Leased Premises shall at all times be a complete unit except during the period of work.

         Landlord shall, at its owns cost and expense, except as may be provided elsewhere herein, make all necessary repairs to the corridors, lobby and structural members of the Building, and to the equipment used to provide the services furnished by the Landlord hereunder, unless any such damage is caused by acts or omissions of Tenant, its officers, agents, employees or invitees, in which event Tenant shall bear the cost of such repairs. Tenant shall not injure the Leased Premises or the building, but shall maintain the Leased Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord as provided herein and except for the cleaning services to be rendered by Landlord as provided herein. Tenant further consents not to do or suffer any waste to the Leased Premises.

         9. SUBLETTING AND ASSIGNING. Tenant shall not transfer, assign, sublet, enter into license or concession agreements, encumber, change ownership of or hypothecate this Lease of Tenant's interest in and to the Leased Premises without the prior written consent of Landlord, which Landlord shall not unreasonably withhold or delay. Landlord shall not be unreasonable in withholding its consent to any assignment or subletting of the Leased Premises by Tenant if its refusal to consent is based upon its judgment that either (1) the quality of management of the assignee, (2) the ability of assignee to comply with the terms of this Lease, or (3) financial soundness of assignee is materially worse than the Tenant at the time of such proposed assignment or subletting. Any attempted transfer, assignment, encumbrance, subletting, license or concession agreement, change of ownership or hypothecation without Landlord's written consent shall be void and confer no rights upon any third person and Landlord shall treat such third person as a trespasser.

         Any consent by Landlord to any assignment, subletting, license or concession shall be upheld to apply only to the specific transaction thereby authorized and shall not constitute a waiver of the necessity for such consent of any subsequent assignment, subletting, license or concession. If this Lease or any interest therein be assigned, or the Leased Premises or any part thereof be sublet or occupied by anyone other than Tenant without the Landlord's prior written consent having been obtained thereto, Landlord may nevertheless collect rent from the assignee, sublessee or occupant and apply the net amount collected to the rents herein reserved; but no assignment, subletting, occupancy or collection shall be deemed a waiver of the covenant herein against the assignment and subletting or the acceptance of the assignee, subtenant or occupancy as tenant hereunder, or constitute a release of Tenant from the further performance from the terms and provisions of this Lease. If this Lease or any interest of Tenant therein be assigned or if the whole or any part of the Leased Premises be sublet, after having obtained the Landlord's prior written consent thereto, Tenant shall nevertheless remain fully liable for the full performance of all obligations under this Lease to be performed by Tenant, and Tenant shall not be released therefrom in any manner, and upon such assignment or sublease the rent payable by Tenant set forth in Section 3 hereof shall be increased to equal the amounts of such rent payable by Tenant's assignee or subtenant, but shall in no event be decreased from the amount set forth herein.

         10. DEFAULT OF TENANT. In the event of any failure of Tenant to pay rental due hereunder within five (5) days after the same shall be due more than twice in any twelve (12) month period, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant, or such larger period of time as is reasonable if Tenant has commenced curing such default within thirty (30) days and is diligently pursuing such cure, or if Tenant shall be finally adjudicated a bankrupt and all appeal rights have been extinguished, or if Tenant, in any court pursuant to any statute either of the United States or of any State, shall file a petition in bankruptcy or insolvency, or for reorganization or for the appointment of a receiver or trustee for all or a portion of Tenant's properly, or shall make an assignment for the benefit of creditors, or if Tenant shall abandon the Leased Premises and remove its furnishings and equipment therefrom, or if Tenant shall abandon said premises and also be in default under the Lease, or suffer this Lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         Should Landlord elect to reenter as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary to relet the Premises, and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage and attorneys' fees and of costs of alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. No such re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should
Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have all remedies available to it at law or in equity.

         In the event of any breach or threatened breach by Tenant or Landlord of any of the terms and provisions of this Lease, either Tenant or Landlord shall have the right to injunctive relief as if no other remedies were provided herein for such breach.

         The rights and remedies herein reserved by or granted to Landlord or Tenant are distinct, separate and cumulative, and the exercise of any one of them shall not be deemed to preclude, waive or prejudice Landlord's or Tenant's right to exercise any or all others.

         Tenant hereby expressly waives any right to assert a defense based on merger and agrees that neither the commencement of any action or proceeding, nor the settlement thereof, nor the entry of judgment therein shall bar Landlord from bringing any subsequent actions or proceedings from time to time.

         Wherever in this Lease the Landlord has reserved or is granted the right of re-entry into the Leased Premises the use of such word is not intended, nor shall it be construed, to be limited to its technical legal meaning.

         If either party incurs any expenses, including court costs and attorneys' fees (and the costs and expenses of such attorney), as a result of a default by the other party under this Lease, whether or not litigation is commenced or concluded, then such expenses shall be reimbursed by the non-prevailing party, whether or not such default is subsequently cured.

         Tenant hereby waives demand for rent, demand for possession, notice of forfeiture, notice of termination and any and all other demands or notices required by law.

         11. BANKRUPTCY OR INSOLVENCY. Should Tenant or any guarantor of this Lease file, or have filed against it, a petition under the Bankruptcy Code (11 U.S.C. Section 101 et. see, as from time to time amended), be adjudicated insolvent, or make an assignment for the benefit of creditors or if a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and remains undismissed for a period of sixty (60) days, this Lease shall be in Default, and Landlord shall be entitled to all rights and remedies herein and otherwise applicable under State and Federal law. Upon such Default, Landlord shall be entitled to possession of the Premises without further obligation to Tenant, or Tenant's trustee, and this Lease shall terminate; but Landlord's right to be compensated for damages (including, without limitation, liquidated damages pursuant to this Lease or pursuant to any proceeding at law) shall survive.

         12. CONDEMNATION. In the event that the Leased Premises shall be appropriated or taken under the power of eminent domain, or under any similar power, by any public or quasi-public authority to an extent that Tenant cannot reasonably use the remaining portion for its intended use and/or twenty percent (20%) or more of the building or the parking area serving the building shall be appropriated or taken under the power of eminent domain or under any similar power, by a public or quasi-public authority, then either party may terminate this Lease as of the date of such appropriation or taking, and the unearned portion of the rent theretofore paid shall forthwith be returned to Tenant, and if not so terminated, there shall be an abatement of rent based upon the value of the remainder of the Leased Premises not so appropriated or taken. In such event Landlord will diligently repair or restore the Leased Premises and Tenant will repair or restore Tenant's leasehold improvements and trade fixtures as nearly similar in value and character to their condition immediately prior to such taking as shall be practicable and reasonable, to the extent permitted by damages awarded for such taking, and subject to building and zoning laws then in existence. In such event, however, Landlord shall not be required to repair, rebuild, or restore any additions, alterations or improvements made by or for Tenant and not required by this Lease to be furnished by Landlord, nor any of Tenant's trade fixtures, or Tenant's improvements.

         If the Lease is terminated as above provided and a lump sum is awarded as the result of any such taking, Tenant shall be entitled to that portion thereof which represents compensation for unrecovered costs of leasehold improvements installed by Tenant (exclusive of any air conditioning and heating equipment) amortized over the original term of the Lease if installed during the original term or over the extended term in which the taking occurs if installed during such extended term, together with relocating expenses, if any are awarded. Landlord shall be entitled to the entire balance of the award.

         Landlord agrees that, after it receives notice of the intention of any authority to appropriate or take the Leased Premises, or any portion thereof, it will forthwith give to Tenant, in writing, notice thereof.

         A voluntary sale by Landlord to any public body or agency having the power of eminent domain, either under threat of condemnation or while proceedings are pending, shall be deemed to be a taking under the power of eminent domain for the purposes of this Lease.

         Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a first mortgage or deed of trust covering the Building in which the Leased Premises are located requires that the condemnation proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant, whereupon all rights and obligations hereunder shall cease and determine.

         13. INSURANCE, INDEMNITY AND WAIVER OF SUBROGATION. Tenant hereby agrees to defend, pay, indemnify and save free and harmless Landlord from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature, unless due to the intentional misconduct of Landlord by or in favor of anyone whomsoever and from and against any and all out-of-pocket costs and expenses, including attorneys' fees, resulting from or in connection with loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of, from, or on account of any occurrence on, upon, at or from the Leased Premises.

         Except as provided above, Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the Leased Premises and any improvements therein and appurtenances thereto solely at their own risk and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other personal property, or damage to business or from business interruption arising, directly or indirectly, out of, from or on account of such occupancy and use or resulting from any present or future condition or state or repair thereof unless any of the above are due to the sole negligence of the Landlord and are insured under Landlord's liability insurance policy.

         Landlord shall not be responsible or liable at any time to Tenant for any loss of life, bodily or personal injury or damage to the property or business of Tenant or Tenant's invitees, agents or employees, or for the interruption of Tenant's business.

         Landlord hereby agrees to defend, pay, indemnify and save free and harmless Tenant from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature, unless due to the intentional misconduct of Tenant by or in favor of anyone whomsoever and from and against any and all out-of-pocket costs and expenses, including attorney's fees, resulting from or in connection with loss of life, liability or personal injury or property damage arising directly or indirectly, out of, from, or on account of any occurrence on, upon, at or in the Common Areas.

         Landlord shall not be liable for loss of life or injury or damage to any person or any business of Tenant, or those claiming by, through or under Tenant, caused by or resulting from: the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas, sewage, snow or ice in any part of the Leased Premises; or any acts of God or the elements; or any defect or negligence in the occupancy, construction, operation or use of the Leased Premises by Tenant or the equipment, fixtures, machinery, appliances or apparatus therein.

         Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents in the Leased Premises or of any defects therein or in any of its fixtures, machinery or equipment.

         Notwithstanding anything herein to the contrary, Landlord and Tenant, and all parties claiming under them, hereby mutually release and discharge the other from all claims arising from or caused by any hazard covered by insurance on the Leased Premises, the Building in which the Leased Premises are located, or the Common Areas, regardless of the cause of damage or loss. This release shall apply only to the extent that such loss or damage is covered by insurance and only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policy or policies.

         Tenant further covenants and agrees that from and after the date of delivery of the Leased Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

         (i) PUBLIC LIABILITY AND PROPERTY DAMAGE. Commercial general liability insurance with a single limit of not less than One Million and 00/100 Dollars ($1,000,000.00) insuring against any and all liability of the insured with respect to injury or damage to person and property occurring on or about the Leased Premises or arising out of the use or occupancy thereof. All such liability insurance shall specifically include, in addition to the above, broad form contractual liability insurance covering the insuring provisions of this Lease, the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property in this Article contained. The amount of such insurance shall be subject to increase from time to time upon the reasonable request of Landlord.

         (ii) FIRE AND EXTENDED COVERAGE INSURANCE. Landlord shall not be liable to Tenant for any damage to Tenant's trade fixtures, furniture, and other items of personal property, sprinkler leakage, vandalism and malicious mischief, except as the same may result from Landlord's gross negligence or intentional act.

         The policies of insurance carried by Tenant shall name both Landlord and Tenant as named insureds, and the interests of Landlord's mortgagees shall be insured under a Standard Union Mortgage Clause. All such policies shall further provide that they may not be canceled except upon ten (10) days' prior written notice to Landlord and, in the case of fire and extended coverage insurance, thirty (30) days' prior written notice to Landlord's mortgagees. Tenant shall, at Landlord's request, furnish to Landlord a copy of such policies or certificates of such insurance and of any renewals thereof.

         Landlord (a) shall carry a combined single limit public liability insurance for personal and bodily injury in the amount of Two Million Dollars ($2,000,000.00) and property damage and fire and extended coverage insurance on the building; and (b) may carry other forms of insurance deemed necessary by Landlord with respect to the Building and Common Areas, in limits usual and customary for an office building in St. Louis County. The cost of insurance shall be part of Operating Expenses.

         14. ATTORNMENT AND SUBORDINATION. Tenant shall, in the event of a sale, transfer, or assignment of Landlord's interest in the Building or any part thereof, or in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord encumbering the Leased Premises or any part thereof, at the request of the purchaser at such sale, upon receipt of a nondisturbance agreement, attorn to and recognize such transferee, purchaser or mortgagee as landlord under this Lease.

         This Lease and the estate of Tenant hereunder shall be subject and subordinate to any existing mortgage, deed of trust or other method of financing or refinancing now encumbering the Leased Premises, the land underlying the Leased Premises and/or the Building, and any replacement, modification, consolidation, renewal or extension thereof. Landlord agrees to make good faith efforts to obtain for Tenant a non-disturbance agreement for the existing mortgagee. Any such mortgage, deed of trust or other method of financing or refinancing shall, for the full amount of principal at any time advance thereon or secured thereby, with interest, be prior and paramount to this Lease and to the rights of Tenant hereunder and persons claiming through or under Tenant, or otherwise, in the Leased Premises. Tenant, on Tenant's behalf, and on behalf of all persons claiming through or under Tenant, covenants and agrees that Tenant will, from time to time at the request of Landlord, upon receipt of a non-disturbance agreement, execute and deliver any necessary or proper instruments or certificates acknowledging priority of the lien or charge of such mortgage to such lease and to subordination of this Lease thereto.

         15. ACCESS BY LANDLORD. Landlord or Landlord's agents shall have the right to enter the Leased Premises at any reasonable times during Tenant's business hours on reasonable notice to Tenant to examine the same and to show them to prospective purchasers of the Building, and to make repairs or improvements to the Leased Premises or other premises, as Landlord may deem necessary, and Landlord shall be allowed to take all material into and upon said premises so long as such activity does not interrupt Tenant's business that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no manner abate while such repairs are being made so long as there is no interruption of business of Tenant. During the six (6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Leased Premises to prospective tenants during Tenant's business hours.

         16. MECHANICS' LIENS. Tenant shall not permit or allow any mechanics' or materialmen's lien to be filed against the fee of the Leased Premises or against Tenant's leasehold interest in the Leased Premises. Should any mechanics' or materialmen's lien or other encumbrance (hereinafter referred to as "Encumbrance") be filed against the Leased Premises or the Building, Tenant shall dismiss or bond against same within fifteen (15) days after the filing of any such Encumbrance. If Tenant fails to remove or bond over said Encumbrance within said fifteen (15) days, Landlord shall have the absolute right to cause same to be cured by whatever measures Landlord shall deem convenient, including without limitation payment of such Encumbrance (in which case Tenant shall reimburse Landlord for same as Additional Rent); and shall be afforded all remedies at law or in equity available to either Landlord or Tenant.

         17. GOVERNMENT REGULATIONS. Tenant shall, at Tenant's sole cost and expense, conform with all laws and requirements of any Municipal, State or Federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, except those which require structural alterations to the Leased Premises. The judgment of any court, or an admission of Tenant in any action or proceeding at law, whether Landlord by a part thereto or not, shall be conclusive of the fact as between Landlord and Tenant.

         18. NOTICES. All Rents which are required to be paid by Tenant shall be delivered by the United States Mail, postage prepaid, addressed to the parties hereto at their respective addresses below; and all notices that are required to be given hereunder shall be in writing and delivered by United States certified mail, return receipt requested, postage prepaid, addressed to the parties hereto at their respective addresses below:

LANDLORD:                               TENANT:

Corporate Center, L.L.C.                Sheffield Pharmaceuticals, Inc.
c/o Berkshire Management                11960 Westline Industrial Drive, Suite 1
1000 Executive Parkway                  St. Louis, MO 63146
St. Louis, MO 63141                     Attn: Loren G. Peterson


Either party may designate a different address by giving notice to the other party of same at the address set forth above. Proof of such notice so addressed with postage prepaid shall be by the addressed "return receipt" used for certified mail duly signed and returned to sender.

         19. OWNERSHIP. Notwithstanding anything in this Lease to the contrary, the term "Landlord" as used in this Lease shall be defined as the current owner(s) of the Property. In the event of any transfer of the Property, the party conveying same shall thereafter be automatically relieved of all personal liability with respect to Landlord's performance of any obligations thereafter occurring or covenants thereafter to be performed, it being intended hereby that all obligations under this Lease shall be binding upon the owner(s) of the Property to the extent such obligations accrue during that owners(s)' respective period(s) of ownership of said Property.

         20. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Nine Thousand Forty-Two Dollars ($9,042.00) as security for the full and faithful performance of Tenant's obligations under this Lease. If Tenant should be in Default as set forth in Paragraph 9 of this Lease, Landlord may apply all or a part of this security deposit for the payment of any sum in Default or for the payment of any amount which Landlord expended reason of such Default. If any portion of said deposit is so applied, Tenant shall, within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the security deposit to its original amount. In the event that the Tenant shall comply with all of the terms of this Lease, the security deposit shall be returned to the Tenant after the date Eked as the end of the Lease and after delivery of possession of the Leased Premises to the Landlord. In the event of a sale or lease of the Building, the Landlord shall have the right to transfer the security deposit to the vendee or lessee and the Landlord shall thereupon be released from all liability for the return of such security deposit. The Tenant shall look solely to the new Landlord for the return of such security deposit. The Tenant shall not assign or encumber the money deposited as security and neither the Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

         21. ESTOPPEL CERTIFICATES. Tenant agrees upon written request by any party in interest to execute, and return within fifteen (15) days, a statement in writing certifying that this Lease is unmodified and in full force and effect, that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Rent and to perform its other covenants under this Lease, that there are no uncured Defaults of Landlord or Tenant, and setting forth the dates to which the Rent and other charges have been paid. In the event Tenant fails to return such statement within said fifteen (15) days, setting forth the above, or alternatively setting forth those lease modifications, defenses and/or uncured Defaults, it shall be deemed that this Lease is in full force and effect as set forth on Landlord's statement; and any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser, mortgagee, or assignee of any mortgagee of the Leased Premises.

         22.      Intentionally Deleted.

         23. SURRENDER OF PREMISES. Upon the expiration or sooner termination of the term of this Lease, Tenant shall quit and surrender the Leased Premises, in as good condition and repair as they were at the commencement of the term, reasonable wear and tear expected, together with all keys and combinations to locks, all improvements, alterations, and additions, except personal property and other trade fixtures, furnishings and equipment that Tenant may remove pursuant to the terms hereof, all of which shall thereupon become the property of Landlord without any claim by Tenant therefor, but the surrender of such property to Landlord shall not be deemed to be a payment of rent or in lieu of any rent reserved hereunder; however, notwithstanding the generality of the foregoing provisions, Landlord shall have the right to require Tenant, upon written notice given any time during the term of within thirty (30) days thereafter, to remove any improvements, alterations or additions made by or on behalf of Tenant and to repair any damage to the Building caused by such removal. Before surrendering the Leased Premises, Tenant shall remove all of Tenant's said personal property and unattached movable trade fixtures, furnishings and equipment and if Tenant fails to do so said property shall be deemed abandoned and become the exclusive property of Landlord; but the retention or disposition of such abandoned property by Landlord shall not act as a release or satisfaction of any damage sustained by Landlord on account of Tenant's failure to remove the same as required by this section. If the Leased Premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against all loss or liability resulting from the delay by Tenant in so surrendering the same, including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligations under this Article shall survive the expiration or sooner termination of the term of this Lease.

         24. BROKERAGE. The parties warrant that they have dealt with no owner Broker or person in connection with this transaction other than CB Commercial Real Estate Group, to whom Landlord agrees to pay a commission of 2.25%, and BMC Capital, L.L.C., to whom Landlord agrees to pay a commission of 2.75%. If a broker relationship exists as to a party to this Lease, then Landlord and Tenant each agrees to indemnify the other from and against all liabilities, including reasonable attorneys' fees, arising from any claims for brokerage commissions or finder's fees resulting from or arising out of any conversations or negotiations had by such party with any broker. This provision shall survive the termination of this Lease.

         25. SEVERABILITY. Should any provision of this Lease be unenforceable, it shall be severable from this Lease; and this Lease shall remain in full force and effect and be binding upon the parties hereto as though said provision had not been included.

         26. PERSONAL PROPERTY TAXES. Tenant shall timely pay all taxes and assessments levied or assessed during the term hereof on or against (a) all furniture, fixtures, equipment and any other personal property installed or located within the Leased Premises, and (b) all alterations, additions, betterments or improvements of whatsoever kind or nature, made by Tenant to the Leased Premises. If said personal property and improvements are assessed with the property of Landlord, Tenant shall pay to Landlord Tenant's share of such taxes within ten (10) days after receipt of Landlord's statement setting forth the amount of such taxes.

         27. QUIET ENJOYMENT. Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

         28.      MISCELLANEOUS.

         (a) All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though both words were used in each separate instance.

         (b) This Lease shall not be recorded by Tenant without the prior written consent of Landlord.

         (c) The paragraph headings appearing in this Lease are inserted only as a matter of convenience, and in no way define or limit the scope of any paragraph.

         (d) Submission of this Lease shall not be deemed to be an offer, or an acceptance, or a reservation of the Premises; and Landlord shall not be bound hereby until Landlord has delivered to Tenant a fully-executed copy of this Lease, signed by the parties hereto on the last page of this Lease in the spaces herein provided. Until such delivery, Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by Paragraph 20 of this Lease, and the first month's Rent as set forth in Subparagraph 3(a) of this Lease.

         (e) This Lease demises real estate located in the State of Missouri, and shall be governed by the laws of such State. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be, at the option of Landlord, in St. Louis County, Missouri, and Tenant expressly consents to Landlord's designating the venue of any suit or action.

         (f) All the terms of this Lease shall extend to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         (g) Tenant shall comply with all rules and regulations pertaining to the use and occupancy of the Building and the Common Areas from time to time adopted by Landlord. A copy of the current rules and regulations adopted by Landlord are attached hereto; however, Landlord shall have the right to make revisions, amendments, deletions and additions thereto upon written notice to Tenant provided that all such changes made by Landlord shall be non-discriminatory and shall not unreasonably interfere with Tenant's use of the Leased Premises or unreasonably increase Tenant's financial burdens hereunder.

         (h) The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of the Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord.

         (i) This Lease and the Exhibits attached hereto forming a part hereof set forth all of the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than herein set forth. Except as herein provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         (j) Any holding over after the expiration of the term hereof, with the consent of Landlord, shall be construed to be a tenancy from month to month on the terms and conditions herein specified, so far as applicable, except that Tenant shall pay for each day that Tenant holds over rent at one hundred fifty percent (150%) the rent herein provided to be paid.

         If Tenant holds over after the expiration of the term hereof without the consent of Landlord, Tenant shall pay Landlord rent at a rate equal to one hundred fifty percent (150%) of the rent payable for the month immediately preceding the commencement of said holding over computed on a per-month basis for each month or part thereof (without reduction for any partial month) that Tenant remains in possession; in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Such retention of possession shall constitute a tenancy at sufferance and not a month to month lease. The provisions of this Section shall not exclude Landlord's right of re-entry or any other right hereunder, and nothing herein contained shall preclude Landlord from terminating such retention of possession as provided by law. Acceptance by Landlord of any payment of rent subsequent to the commencement of such retention of possession by Tenant shall not be deemed to constitute a waiver by Landlord of any of the provisions of this Section.

         (k) Nothing contained in this Lease shall be deemed to constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or other relationship between the parties hereto, other than the relationship of landlord and tenant.

         (l) It is agreed that if any provision of this Lease shall be determined to be void or invalid by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision valid, then the provision shall have the meaning which renders it valid.

         (m) Landlord reserves the right to change the name of the Building from time to time during the term of this Lease.

         (n) Notwithstanding anything to the contrary contained in this Lease, it is expressly understood and agreed that none of Landlord's covenants, undertakings and agreements under this Lease are made or intended as personal covenants, undertakings or agreements by

Landlord, and any liability for damage or breach for non-performance by Landlord shall be collectable only out of Landlord's interest in the Leased Premises, and no personal liability is assumed by or shall at any time may be asserted against Landlord or its agents.

         29. ENVIRONMENTAL. Tenant shall (i) not cause or permit any Hazardous Materials to be brought upon, kept or used in or about the Leased Premises by Tenant, its agents, employees, contractors, subtenants or invitees without the prior written consent of Landlord, which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Leased Premises. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Materials on the Leased Premises caused or permitted by Tenant results in contamination of the Leased Premises caused or permitted by Tenant except as results from acts of Landlord, its employees or agents, results in contamination of the Leased Premises, or if contamination of the Leased Premises by Hazardous Materials otherwise occurs due to a negligent or wilful act of Tenant and for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Leased Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Leased Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision. Without limiting the foregoing, if the presence of any Hazardous Materials on the Leased Premises caused by Tenant, its officers, employees, contractors, agents, licensees or subtenants, results in any contamination of the Leased Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Leased Premises to the condition existing prior to the introduction of any such Hazardous Materials to the Leased Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Leased Premises. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

         As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law.

         At the commencement of this Lease, and on January 1 of each year thereafter (each such date being hereafter called "Disclosure Dates"), including January 1 of the year after the termination of this Lease, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, used or disposed of on the Leased Premises, or which Tenant intends to store, use or dispose of on the Leased Premises.

         Landlord and its agents shall have the right, but not the duty, to inspect the Leased Premises at any time to determine whether Tenant is complying with the terms of this Lease. If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the Leased Premises to remedy any contamination caused by Tenant's failure to comply notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business but shall not be liable for any interference caused thereby.

         Any default under this Article shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease.


         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease the day and year first above written.

                  LANDLORD:               CORPORATE CENTER, L.L.C.

                                          By:   /s/ James Welch
                                                ----------------------
                                          Title: Manager


                  TENANT:                 SHEFFIELD PHARMACEUTICALS, INC.

                                          By:      /s/ Loren Peterson
                                                   -----------------------
                                          Title:   Chief Executive Officer

                              RULES AND REGULATIONS

         Tenant agrees to comply with the following rules and regulations which Landlord may reasonably modify from time to time. Landlord shall not be liable for the nonobservance of said rules and regulations by any other tenant.

         (1) No sign or advertisement shall be displayed by Tenant on the outside or the inside (and visible from the outside) of the Premises without the prior written consent of Landlord. Tenant shall not use any picture or likeness of the Property in any notices or advertisements without Landlord's prior written consent, which consent shall not be unreasonably withheld.

         (2) Tenant's interior signage on the office door and marquis shall be provided by Landlord, and all such signage so placed shall be at Tenant's risk. Tenant shall cause the removal of all such signage from the Property at the end of Tenant's term, or Landlord may cause such removal at Tenant's expense.

         (3) No additional locks shall be placed upon any door of the Premises.

         (4) Landlord retains the power to prescribe the weight and proper position of safes, mechanical equipment, and any other bulky or excessively weighty objects. All such objects shall be moved into or out of the Premises under the prior written consent and supervision of Landlord and at such times and according to such regulations as may be designated from time to time by Landlord. Notwithstanding such supervision, Tenant shall be responsible for all damage to the Property caused by moving such objects.

         (5) Tenant shall not install any additional lighting to the Premises other than normal wall-socket lamps. Tenant shall not use any other fuel source other than electricity to heat, cool or light the Premises. Tenant shall not install any air conditioning apparatus in the Premises. Tenant shall not permit any animals or any foul or noxious gas, noise, odors and/or vibrations in the Premises which may obstruct or interfere with the rights of other tenant(s) in the Property.

         (6) Tenant shall not contract for any work or service to be performed to or within the Premises which might involve the employment of labor incompatible with Landlord's employees or the employees of contractors doing work or performing services by or on behalf of Landlord.

         (7) All sidewalks, corridors and common areas shall not be obstructed by Tenant or used for any purpose other than for ingress and egress. Landlord retains the right to control all public areas not designated as the Premises, provided nothing herein shall be construed to prevent access to such areas by persons entering the Property for Tenant's purposes herein stated.

         (8) Tenant shall not install any window treatments other than existing treatments or otherwise obstruct the windows of the Premises without Landlord's prior written consent. The bathrooms shall not be used for any purpose other than those for which they were constructed, and no rubbish shall be thrown therein.

         (9) Upon leaving the Premises at the close of business, Tenant shall lock doors and windows; and for any Default or carelessness in this respect, Tenant shall be liable for all damages sustained by Landlord and other tenants resulting therefrom.

         (10) Any person(s), other than Landlord's selected janitorial service, who shall be employed by Tenant for the purpose of cleaning the Premises, shall be employed at Tenant's cost. Tenant shall report any lack of attention in the service of the Property to Landlord.

         (11) Tenant shall not store in the Premises any waste paper, sweepings, rags, rubbish or other combustible matter, nor shall Tenant bring into the Premises any kerosene, oil or other combustible material.

         (12) Landlord reserves the right to exclude from the Property all drunken and disorderly persons, idlers, peddlers, solicitors, and persons entering in crowds or in such unusual numbers as to cause inconvenience to the other tenants.

         (13) The Building hours are: Monday through Friday from 8:00 a.m. to 6:00 p.m., and Saturday from 8:00 a.m. to 1:00 p.m., holidays excepted. After such hours, Landlord may lock the entrances to the Building, and entrance to the Building may be limited to persons having a key to the Building.

         (14) Minimum one access card per 1,000 square feet of Leased Premises to the Building will be furnished to Tenant without charge. Tenant shall pay Landlord Twenty-Five Dollars ($25.00) for each additional access card. Tenant shall not, under any circumstances, have any duplicate access cards made. Tenants, and the termination of their lease of the Premises, shall return to Landlord all access cards to doors in the Building.

         (15) The water closets and other water apparatus shall not be used for any other purpose other than those for which they were constructed, and no sweepings, rubbish or other obstructing substances shall be thrown therein. Nothing shall be thrown by tenants or their employees out of the windows or doors or down the passages of the Building.

         (16) No space in the Building shall be used for sleeping or living quarters, whether temporary or permanent.

         (17) No safes, furniture, or other bulky or heavy articles shall be brought into the Building or removed except with the prior written consent of the Landlord, and then only by means of the elevator, stairway or through a window of the Building as the Landlord may direct, and at such times and in such manner and by such persons as Landlord may direct. No object whose weight exceeds the lawful load of the area upon which it would stand shall be brought into or kept upon a tenant's premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the Tenant and in such manner as Landlord determine.

         (18) Machines and mechanical equipment to be installed and used in a tenant's premises shall be so equipped, installed and maintained by the tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

         (19) No noises, including the playing of any musical instruments, radio or television, which in the judgment of the Landlord might disturb other tenants in the Building, shall be made or permitted by any tenant, and no cooking shall be done in the tenant's premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use and enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairing or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant. No offensive gases or liquids will be permitted.

         (20) If tenants require wiring for a bell or buzz system, such wiring shall be done by Landlord, at the expense of such tenant, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord. If telegraphic or telephone service is desired, the wiring for same shall be done as directed by the Landlord, and no boring or cutting for wiring shall be done unless approved by Landlord. The electric current shall be used for ordinary lighting and for small office machines and equipment purposes only, unless written permission to do otherwise shall first have been obtained from Landlord.

         (21) No painting shall be done, nor shall any alterations be made to any part of the Building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord. Tenant shall not injure or deface the Building, the woodwork, the windows, doors, locks or walls of the premises.

         (22) Landlord will post on the directories of its building one name to be designated by the tenant at no charge. All additional names which tenant shall desire to be placed upon said directory must be first consented to by Landlord, and if so approved, a charge will be made for such additional listing as prescribed by Landlord to be paid to Landlord by tenant.

         (23) If at tenant's request any work done by Landlord with respect to the premises is done during other than ordinary business hours, tenant shall pay for all overtime costs.

         (24) Except as otherwise expressly permitted by the lease, no advertisement, sign or other notice shall be displayed in or on the windows or doors, or on the outside of any tenant's premises or on the outside or inside of the Building, except that the name of the tenant may be displayed on the entrance door of the tenant's premises and at such other places as may be designated by Landlord, which signs or displays shall be subject to the written approval of the Landlord as to the size, color, style and content of such display. The cost of such signs shall be charged to and paid for by tenants.

         (25) Each tenant shall be responsible for the observance of these rules and regulations by tenant's employees, agents, customers and invitees.

                               40 CORPORATE CENTER

                                    EXHIBIT B


Part of Lot 6 of SAMUEL SMITH ESTATE in U.S. Survey 369, Township 45 North Range 4 East of the Fifth Principal Meridian in St. Louis county Missouri and being more particularly described as: Beginning at the intersection of the northeast right of way line of Missouri State Highway 40, as described by instrument recorded in Book 5851 Page 127 of the St. Louis County Missouri Records, with the northwest line of said Lot 6; thence North 57 degrees 29 minutes 10 seconds East 1143.68 feet along said northwest line, to a point on the western line of Missouri State Highway 141 (Woods Mill Road); thence southwardly along said western line, being a curve to the left; whose radius point bears South 69 degrees 37 minutes 54 seconds East 1950.08 feet from the last described point, a distance of 178.76 feet (the last described line being parallel to and 40 feet west of the centerline of said Highway 141), to a point on the original 60 foot Right of Way of Woods Mill Road (County Road); thence southwardly along said original Right of Way line, being a curve to the left, whose radius point bears South 69 degrees 49 minutes 49 seconds East 1462.56 feet from the last described point a distance of 412.17 feet to a point, being the northern-most corner of a parcel of land conveyed to the State of Missouri by deed recorded in Book 7771 Page 2087; thence along the northwest line of said parcel (77712087), South SO degrees 37 minutes 25 seconds West 153.58 feet to the North Right of Way of the northwest Outer Road; thence along said Outer Road South 86 degrees 52 minutes 17 seconds West 288.67 feet; North 87 degrees 42 minutes 22 seconds West 331.10 feet; and North 62 degrees 42 minutes 26 seconds West 81.37 feet back to the point of beginning and containing 6.199 Acres, more or less, known as 425 Woods Mill Road South.

                                    EXHIBIT C

                         BUILDING STANDARD IMPROVEMENTS


         o        Furnish and install 4,440 sq. ft. 26 oz. Atlantic carpet

         o        Furnish and install 744 lineal feet Cove Base

         o        Patch and seal drywall as necessary

         o        Apply one coat of Glidden's Best interior latex flat paint